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                                                                   EXHIBIT 10.96


                              AMENDMENT NUMBER FOUR
                                       TO
                        COUNTRYWIDE FINANCIAL CORPORATION
                                GLOBAL STOCK PLAN

WHEREAS, Countrywide Financial Corporation (the "Company") desires to amend its Global Stock Plan (the "Plan") to reflect the stock dividend of 12 April 2004;

      NOW, THEREFORE, the Plan is amended to read as follows effective December 17, 2003:

      1. Section 4.01 of the Plan, Stock Subject to Plan, is hereby amended by deleting this section in its entirety and replacing it with a new
            Section 4.01 as follows:

            "4.01 Stock Subject to the Plan. Subject to the provisions of Sections 12.03 and 12.04 hereof, the Board shall reserve for issuance under the Plan an aggregate of two million (3,000,000) shares of Common Stock, which shares shall be authorized but unissued."

      2. Section 4.1 of Appendix I of the Plan ("UK Sharesave Scheme") is hereby amended by deleting this Section in its entirety and replacing it with a new Section 4.1 as follows:

            "4.1 No options shall be granted in any year which would, at the time they are granted, cause the number of shares in the Company allocated under this Plan to exceed 3,000,000."

      3. Section 11(1) of the UK Sharesave Scheme is hereby amended by deleting this Section in its entirety and replacing it with a new
            Section 4.1 as follows:

            "(1)   In the event of any Issue or Reorganisation:

                   (a)   the number of Shares comprised in an Option; and/or

                   (b)   the Acquisition Price under an Option

                   may be adjusted in such manner as the Committee or Board
            decides, with the prior approval of Inland Revenue."

                      [THE NEXT PAGE IS THE SIGNATURE PAGE]
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         IN WITNESS WHEREOF, the Company has caused this Amendment Number Four to be executed by its duly authorized officer this 14th day of April, 2004.

                                       Countrywide Financial Corporation

                                       By: /s/ Thomas H. Boone
                                           -------------------
                                           Thomas H. Boone
                                           Senior Managing Director,
                                           Chief Administrative Officer
Attest:


/s/ Gerard A. Healy
-------------------
Gerard A. Healy
Assistant Secretary